Exhibit 1(a)






                                                                DRAFT  2/22/95




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                             TYCO INTERNATIONAL LTD.
                          (a Massachusetts corporation)


                                   Offering of

                                   Shares of Common Stock
                               ----

                                    FORM OF

                             U.S. PURCHASE AGREEMENT
                             -----------------------












          Dated:                   , 1995
                  -----------------

















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                             TYCO INTERNATIONAL LTD.
                          (a Massachusetts corporation)

                                  Offering of

                                       Shares of Common Stock
                           -----------


                             U.S. PURCHASE AGREEMENT
                             -----------------------



                                                                          , 1995
                                                               -----------


Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated
Goldman, Sachs & Co.
Donaldson, Lufkin & Jenrette Securities Corporation
Lehman Brothers Inc.
   As Representatives of the several U.S. Underwriters
c/o Merrill Lynch, Pierce, Fenner & Smith
                          Incorporated
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, New York  10281-1209


Ladies and Gentlemen:

               Tyco International Ltd., a Massachusetts corporation (the "Company"), and each of the holders of securities of the Company listed in Schedule A hereto (the "Selling Securityholders"), confirm their respective agreements with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette Securities Corporation, Lehman Brothers Inc., and each of the other Underwriters named in Schedule B hereto (collectively, the "U.S. Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 11), for whom Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette Securities Corporation and Lehman Brothers Inc. are acting as representatives (in such capacity, the "U.S. Representatives"), with respect to
(i) the sale by the Selling Securityholders, acting severally and not jointly, of the respective number of Securities




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(as defined below) set forth opposite such Selling Securityholder's name in
Schedule A hereto and the purchase by the U.S. Underwriters, acting severally and not jointly, of the respective number of Securities opposite such U.S. Underwriter's name in Schedule B hereto and (ii) the grant by the Selling Securityholders, that are holders of shares of Common Stock (as defined below) which were not issued upon exercise of Warrants or Reallocation Rights (as defined below) subsequent to October 19, 1994, to the U.S. Underwriters, acting severally and not jointly, of the option described in Section 2(d) hereof to purchase all or any part of the U.S. Underwriters' pro rata portion of the respective number of additional shares of Common Stock set forth opposite such Selling Securityholder's name in Schedule A hereto, to cover over-allotments. The term "Securities" is defined to mean the shares of common stock of the Company, par value $.50 per share ("Common Stock"), the A warrants (the "A Warrants") and the B warrants (the "B Warrants"; the A Warrants and the B Warrants are collectively referred to herein as the "Warrants") to acquire shares of Common Stock and the reallocation rights to acquire shares of Common Stock ("Reallocation Rights") (issued pursuant to the Equity Reallocation Agreement, dated July 7, 1992, among Kendall International, Inc. (formerly known as CDK Holding Corporation) ("Kendall"), the New Investors (as defined therein) and Mellon Bank, N.A., as successor Escrow Agent, for the benefit of certain holders of old equity securities of Kendall (the "Reallocation Agreement")).
The Securities to be purchased by the U.S. Underwriters pursuant to this Agreement are collectively hereinafter called the "U.S. Securities." The shares of Common Stock to be purchased by the U.S. Underwriters are collectively hereinafter called the "U.S. Purchased Shares." The Reallocation Rights to be purchased by the U.S. Underwriters are collectively hereinafter called the "U.S. Reallocation Rights." The Warrants to be purchased by the U.S Underwriters are collectively hereinafter called the "U.S. Warrants." The U.S. Purchased Shares, the shares of Common Stock issuable upon the exercise of the U.S. Warrants to be purchased by the U.S. Underwriters and the shares of Common Stock acquirable upon exercise of the U.S. Reallocation Rights, in each case at the Closing Time, are collectively hereinafter called the "Initial U.S. Shares" and all or any part of the shares of Common Stock subject to the options described in Section 2(d) hereof are collectively hereinafter called (the "U.S. Option Shares"). The Initial U.S. Shares and the U.S. Option Shares are collectively hereinafter called the U.S. Shares.

          It is understood that the Company and the Selling Securityholders are entering into an agreement, dated the date hereof (the "International Purchase Agreement"), providing for the sale by the Selling Securityholders of an aggregate of _________ shares of Common Stock (the "International Purchased Shares"), _______ Warrants (the "International Warrants") and ______ Reallocation Rights (the "International Reallocation Rights" and, together with the International Purchased Shares and the International Warrants, the "International Securities"), through arrangements with certain underwriters outside the United States and Canada (the "Managers" and, together with the U.S. Underwriters, the "Underwriters"), for whom Merrill Lynch International



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Limited, Goldman Sachs International, Donaldson, Lufkin & Jenrette Securities
Corporation, and Lehman Brothers International (Europe) are acting as lead managers (the "Lead Managers") and the grant by the Selling Securityholders, that are holders of shares of Common Stock which were not issued upon exercise of Warrants and Reallocation Rights subsequent to October 19, 1994, to the Managers, acting severally and not jointly, of an option described in Section 2(d) of the International Purchase Agreement to purchase all or any part of the Managers' pro rata portion of the respective number of additional shares of Common Stock (the "International Option Shares") set forth opposite such Selling Securityholder's name in Schedule A to the International Purchase Agreement to cover over-allotments. The U.S. Securities and the International Securities are referred to herein as the "Purchased Securities." It is understood that the Selling Securityholders are not obligated to sell, and the U.S. Underwriters are not obligated to purchase, any U.S. Securities unless all of the International Securities are contemporaneously purchased by the Managers.

               The U.S. Securities and the International Securities are collectively hereinafter referred to as the "Purchased Securities." The shares of Common Stock to be purchased directly by the Managers, the shares of Common Stock acquirable upon the exercise of the Warrants to be purchased by the Managers and the shares of Common Stock acquirable upon exercise of the Reallocation Rights are collectively hereinafter called the "Initial International Shares" and all or any part of the ____ shares of Common Stock subject to the options described in Section 2(d) hereof to be purchased by the Managers are collectively hereinafter called the "International Option Shares." The Initial International Shares and the International Option Shares are collectively hereinafter called the "International Shares." The U.S. Shares and the International Shares are hereinafter collectively referred to as the "Offered Shares." The U.S. Option Shares and the International Option Shares are hereinafter collectively called the "Option Shares."

               The Company and the Selling Securityholders understand that the U.S. Underwriters will simultaneously enter into an agreement with the Managers dated the date hereof (the "Intersyndicate Agreement") providing for the coordination of certain transactions among the U.S. Underwriters and the Managers.

               You have advised the Selling Securityholders that you and the other U.S. Underwriters, acting severally and not jointly, desire to purchase the U.S. Securities and, if the U.S. Underwriters so elect, the U.S. Option Shares, and that you have been authorized by the other U.S. Underwriters to execute this Agreement and the U.S. Price Determination Agreement referred to below on their behalf.

               Prior to the purchase of the U.S. Securities and public offering of the U.S. Shares by the several U.S. Underwriters, the Company, the Selling Securityholders and the U.S. Representatives, acting on behalf of the U.S. Underwriters shall enter into a separate written instrument substantially in the form of Exhibit A hereto (the "U.S. Price



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Determination Agreement").  The U.S. Price Determination Agreement may take the form of an exchange of any standard form of written telecommunication between the Company, the Selling Securityholders and the U.S. Representatives and shall specify such applicable information as included in Exhibit A hereto. The purchase of the U.S. Securities and the offering of the U.S. Shares will be governed by this Agreement, as supplemented by the U.S. Price Determination Agreement. From and after the date of the execution and delivery of the U.S. Price Determination Agreement, this Agreement shall be deemed to incorporate, and all references herein to "this Agreement" or "herein" shall be deemed to include, the U.S. Price Determination Agreement.

               The initial public offering price per International Share and the purchase price per International Security to be paid by the Managers pursuant to the International Purchase Agreement shall be set forth in a separate agreement (the "International Price Determination Agreement"), the form of which is attached to the International Purchase Agreement. The purchase price per security for the International Securities to be paid by the several Managers shall be identical to the purchase price per share for the U.S. Securities to be paid by the several U.S. Underwriters hereunder. This Agreement (including the related U.S. Price Determination Agreement) and the International Purchase Agreement (including the related International Price Determination Agreement) are collectively referred to herein as the "Purchase Agreements."

               It is understood and agreed that all Offered Shares and all Option Shares sold hereunder or pursuant to the International Purchase Agreement are being purchased by the U.S. Underwriters or the Managers, as the case may be, on an ex-dividend basis, and that no U.S. Underwriter or Manager, or any purchaser of Offered Shares or Option Shares from any U.S. Underwriter or Manager, shall be entitled to receive any dividend, in cash or in kind, on the Common Stock if such dividend has a record date or payment date preceding the date of this Agreement or the International Purchase Agreement.

               The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 33-57509) covering the registration of the Offered Shares under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses, and either (A) has prepared and proposes to file, prior to the effective date of such registration statement, an amendment to such registration statement, including final prospectuses, or (B) if the Company has elected to rely upon Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), will prepare and file prospectuses, in accordance with the provisions of Rule 430A and Rule 424(b) ("Rule 424(b)") of the 1933 Act Regulations, promptly after



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execution and delivery of the U.S. Price Determination Agreement.*1  The information, if any, included in such prospectuses that was omitted from any prospectus included in such registration statement at the time it becomes effective but that is deemed, pursuant to Rule 430A(b), to be part of such registration statement at the time it becomes effective is referred to herein as the "Rule 430A Information." Each form of U.S. Prospectus and form of International Prospectus used before the time such registration statement becomes effective, and any form of U.S. Prospectus and form of International Prospectus that omits the Rule 430A Information that is used after such effectiveness and prior to the execution and delivery of the U.S. Price Determination Agreement or the International Price Determination Agreement, is herein called a "preliminary prospectus." Any reference to any preliminary prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act as of the date of such preliminary prospectus. Such registration statement, including the exhibits thereto and the documents incorporated by reference therein pursuant to
Item 12 of Form S-3 under the 1933 Act, as amended at the time it becomes effective and including, if applicable, the Rule 430A Information, is herein called the "Registration Statement," and the form of U.S. Prospectus, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act and form of International Prospectus, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act included in the Registration Statement at the time it becomes effective are herein called the "U.S. Prospectus" and the "International Prospectus," respectively, and, collectively, the "Prospectuses" and, individually, a "Prospectus," except that, if the final U.S. Prospectus or International Prospectus, as the case may be, first furnished to the U.S. Underwriters or the Managers after the execution of the U.S. Price Determination Agreement or the International Price Determination Agreement for use in connection with the offering of the Offered Shares differs from the prospectuses included in the Registration Statement at the time it becomes effective (whether or not such prospectuses are required to be filed pursuant to Rule 424(b)), the terms "U.S. Prospectus," "International Prospectus," "Prospectuses" and "Prospectus" shall refer to the final U.S. Prospectus or International Prospectus, as the case may be, first furnished to the U.S. Underwriters or the Managers, as the case may be, for such use.


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*    Two forms of prospectus are to be used in connection with the offering and sale of the Offered Shares: one relating to the U.S. Shares (the "Form of U.S. Prospectus") and one relating to the International Shares (the "Form of International Prospectus"). The Form of International Prospectus is identical to the Form of U.S. Prospectus, except for the front cover page, the section captioned "Certain United States Tax Consequences to Non-U.S. Holders", the section captioned "Underwriting," the section captioned "Validity of Shares," the section captioned "Available Information," the section captioned "Incorporation of Certain Information by Reference," the section captioned "Experts" and the back cover page.



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               The Company and the Selling Securityholders understand that the
U.S. Underwriters propose to make a public offering of the U.S. Shares as soon as you deem advisable after the Registration Statement becomes effective and the U.S. Price Determination Agreement has been executed and delivered.

               Section 1.  Representations and Warranties.  (a)  The Company
                           ------------------------------
represents and warrants to and agrees with each of the U.S. Underwriters that:

                    (i) The Company meets the requirements for use of Form S-3 under the 1933 Act, and when the Registration Statement shall become effective, and if the Company has elected to rely upon Rule 430A, on the date of the U.S. Price Determination Agreement or the International Price Determination Agreement, and on the effective or issue date of each amendment or supplement to the Registration Statement or the Prospectuses, and at the Closing Time referred to below, and if any U.S. Option Shares are purchased, up to and including the Date of Delivery referred to below, (A) the Registration Statement and any amendments and supplements thereto will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations; (B) neither the Registration Statement nor any amendment or supplement thereto will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (C) neither of the Prospectuses nor any amendment or supplement to either of them include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, this representation and warranty does not apply to statements or omissions from the Registration Statement or the Prospectuses or any amendments or supplements thereto made in reliance upon and in conformity with information furnished or confirmed in writing to the Company by or on behalf of any U.S. Underwriters through you or the Lead Managers or by or on behalf of the Selling Securityholders expressly for use in the Registration Statement or the Prospectuses or any amendments or supplements thereto.

                    (ii) The documents incorporated by reference in the Prospectuses pursuant to Item 12 of Form S-3 under the 1933 Act, at the time they were filed with the Commission, conformed in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, when read together with the information in the Prospectuses, at the time the Registration Statement shall become effective, and if the Company has elected to rely upon Rule 430A, on the



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          date of the U.S. Price Determination Agreement or the International
          Price Determination Agreement, and on the effective or issue date of each amendment or supplement to the Registration Statement or the Prospectuses, and at the Closing Time referred to below, and, if any Option Shares are purchased, on the Date of Delivery referred to below, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                    (iii) Coopers & Lybrand L.L.P., and Price Waterhouse who are reporting upon the audited consolidated financial statements and schedules included or incorporated by reference in the Registration Statement, are independent public accountants as required by the 1933 Act, the 1934 Act, the 1933 Act Regulations and the 1934 Act Regulations.

                    (iv) This Agreement and the International Purchase Agreement have been, and the U.S. Price Determination Agreement and the International Price Determination Agreement on the date thereof will be, duly authorized, executed and delivered by the Company.

                    (v) The consolidated financial statements included or incorporated by reference in the Registration Statement and the Prospectuses, together with the related schedules and notes, present fairly, in all material respects, the consolidated financial position of the Company and its Subsidiaries (as hereinafter defined) as of the dates indicated and the consolidated statements of income, shareholders' equity and cash flows of the Company and its Subsidiaries for the periods specified. Except as otherwise stated in the Registration Statement, such financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The financial statement schedules, if any, included or incorporated by reference in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included in the Registration Statement. The selected financial data and the summary financial information included in the Prospectuses present fairly in accordance with GAAP the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included in the Registration Statement.


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                    (vi)   The Company is a corporation validly organized and
          existing and in good standing under the laws of the Commonwealth of Massachusetts with power and authority (corporate and other) under such laws to own, lease and operate its properties and to conduct its business as described in the Prospectuses and to enter into and perform its obligations under this Agreement, the U.S. Price Determination Agreement, the International Purchase Agreement and the International Price Determination Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing under the laws of each other jurisdiction in which the nature of its business or its ownership or leasing of its properties requires qualification, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries (as defined below), considered as one enterprise.

                    (vii) Each of the Company's significant subsidiaries (as such term is defined in the Regulation S-X promulgated by the Commission, each such subsidiary is hereinafter referred to as a "Significant Subsidiary," and all of the Company's subsidiaries are collectively hereinafter referred to as the "Subsidiaries") is a corporation validly organized and existing as a corporation under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectuses, is duly qualified as a foreign corporation to transact business and is in good standing under the laws of each jurisdiction in which the nature of its business of its ownership or leasing of its properties required qualification, except where the failure to be so qualified or in good standing would not have a material adverse effect on the condition (financial or otherwise) earnings, business affairs and business prospects of the Company and the Subsidiaries considered as one enterprise; and all the outstanding shares of capital stock of each Significant Subsidiary of the Company have been duly authorized and validly issued, are fully-paid and non-assessable, and (except for non-material liens that have arisen in the ordinary course of business and in the case of foreign subsidiaries, for directors qualifying shares) are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims.

                    (viii) The Company had at the date indicated in the Prospectuses a duly authorized, issued and outstanding capitalization as set forth in the Prospectuses under the caption "Capitalization," and the Common Stock, A Warrants, B Warrants and Reallocation Rights conform in all material


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          respects to the descriptions thereof
          contained under the caption "Description of Capital Stock" in the Prospectuses.

                    (ix) All of the outstanding shares of capital stock of the Company, including the U.S. Purchased Shares, the International Purchased Shares and the shares Common Stock to be acquired by the Underwriters upon the exercise of the Reallocation Rights pursuant to this Agreement and the International Purchase Agreement, have been duly authorized and validly issued and are fully paid and non-assessable.

                    (x) The obligations under the U.S. Warrants and the International Warrants have been duly and validly authorized and assumed by the Company and constitute binding obligations of the Company entitling the holders thereof to purchase shares of Common Stock upon the terms and in the manner set forth therein. The shares of Common Stock to be sold by the Company to the Underwriters upon exercise of the Warrants and the International Warrants have been duly authorized and validly reserved for issuance upon exercise of the Warrants and the International Warrants, and when certificates for such shares of Common Stock have been issued and delivered by the Company to the Underwriters upon receipt of the exercise price for the underlying Warrant in accordance with this Agreement, such shares will be validly issued, fully paid and non-assessable shares of the Common Stock of the Company and will conform in all material respects to the description thereof in the Prospectuses.

                    (xi) The obligations of Kendall under the U.S. Reallocation Rights and the International Reallocation Rights and the Reallocation Agreement have been duly and validly authorized and assumed by the Company and constitute binding obligations of the Company enforceable against the Company in accordance with their terms entitling the holders thereof to acquire shares of Common Stock upon the terms and in the manner set forth therein. The shares of Common Stock to be acquired by the Underwriters upon exercise of the Reallocation Rights have been duly authorized and, upon exercise of such Reallocation Rights by the Underwriters, will be validly issued and are fully paid and non-assessable and will conform in all material respects to the description thereof in the Prospectuses.

                    (xii) Except as disclosed in the Prospectuses, there are no outstanding options, warrants or other rights calling for issuance of, and no commitments, plans or arrangements to issue, any shares of capital stock of the Company or any of its Subsidiaries or any security convertible into or exchangeable for capital stock of the Company or any of its Subsidiaries. Except as set forth in the Prospectuses, there are no holders of securities

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          (debt or equity) of the Company or any of the Subsidiaries, or holders of rights (including, without limitation, preemptive rights), warrants or options to obtain securities of the Company or its Subsidiaries, who have the right to request the Company or any of its Subsidiaries to register securities held by them under the 1933 Act, other than holders who are participating in the Offerings or who have elected not to exercise such rights. None of the outstanding shares of Common Stock of the Company was issued in violation of the preemptive or other similar rights of any stockholder of the Company arising by operation of law, under the charter or by-laws of the Company or under any agreement to which the Company or any of its Subsidiaries is a party.

                    (xiii) Since the respective dates as of which information is given in the Registration Statement and the Prospectuses, except as otherwise stated therein or contemplated thereby, there has not been
          (A) any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, (B) any transaction entered into by the Company or any Subsidiary, other than in the ordinary course of business, that is material to the Company and its Subsidiaries, considered as one enterprise, or (C) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                    (xiv) Neither the Company nor any Subsidiary is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, except for such defaults that would not in the aggregate have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise.

                    (xv) The purchase of the Purchased Securities, the sale and delivery of the Offered Shares, the execution, delivery and performance of this Agreement, the U.S. Price Determination Agreement, the International Purchase Agreement and the International Price Determination Agreement, the exercise of the U.S. Warrants and the International Warrants and the delivery of shares of Common Stock upon exercise thereof, the exercise of the U.S. Reallocation Rights and the International Reallocation Rights and the delivery of shares of Common Stock upon the exercise thereof, the

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          consummation by the Company of the transactions contemplated thereby and in the Registration Statement and compliance by the Company with the terms of the foregoing have been duly authorized by all necessary corporate action on the part of the Company and do not and will not result in any violation of the Articles of Organization or by-laws of the Company or any Subsidiary, and do not, and at the Closing Time will not, conflict with, or result in a breach or violation by the Company of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien or encumbrance upon any property or assets of the Company or any Subsidiary under (A) any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of their respective properties or assets are subject, except for such conflicts, breaches, violations or defaults or liens or encumbrances that would not in the aggregate have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and the Subsidiaries, considered as one enterprise, or (B) any law, statute, rule, regulation, judgment, order, writ or decree applicable to the Company or any of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their respective properties, assets or operations.

                    (xvi) No authorization, approval, consent or license of any government, governmental instrumentality or court (other than under the 1933 Act and the 1933 Act Regulations and the securities or blue sky laws of the various states) is necessary in connection with the due authorization, execution, delivery and performance by the Company of this Agreement, the U.S. Price Determination Agreement, the International Purchase Agreement and the International Price Determination Agreement, the exercise of the U.S. Warrants and the International Warrants and the delivery of shares of Common Stock upon exercise thereof, the exercise of the U.S. Reallocation Rights and the International Reallocation Rights and the acquisition of shares of Common Stock by the Underwriters upon exercise thereof and the valid sale and delivery of the Offered Shares.

                    (xvii) Except as disclosed in the Prospectuses, there is no action, suit or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary that is required to be disclosed in the Registration Statement or Prospectuses or that, if determined adversely to the Company or any of its Subsidiaries, could individually or in the aggregate reasonably be expected to have a material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise, or which might materially and adversely affect the consummation of the transactions contemplated in this Agreement, the International Purchase Agreement and in the Registration Statement.

                    (xviii) There are no contracts or documents of a character to which the Company or any Subsidiary is a party or by which any of them are bound required to be described in the Registration Statement, the Prospectuses or the documents incorporated by reference therein or to be filed as exhibits thereto that are not described and filed as required.

                    (xix) The Company and its Subsidiaries are in compliance with, and each such entity has not received any notice of any outstanding violation of, all laws, ordinances, rules and regulations applicable to it and its operations except, in either case, where any failure by the Company or any Subsidiary to comply with any such law, regulation, ordinance or rule would not have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise.

                    (xx) Neither the Company nor any of its affiliates has taken or will take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Offered Shares; and neither the Company nor any of its affiliates has distributed or will distribute any prospectus (as such term is defined in the 1933 Act and the 1933 Act Regulations) in connection with the offering and sale of the Offered Shares other than any preliminary prospectus filed with the Commission or the Prospectuses or other material permitted by the 1933 Act or the 1933 Act Regulations.

                    (xxi) The Company is not an investment company within the meaning of the Investment Company Act of 1940, as amended.

                    (xxii) No labor dispute exists with the Company's employees or with employees of its Subsidiaries or, to the knowledge of the Company, is imminent that could reasonably be expected to materially and adversely affect the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise.

               (b) (I) Each of the Selling Securityholders severally represents and warrants to, and agrees with, each of the U.S. Underwriters as follows:
                    (i) To the extent that any statements or omissions made in the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Securityholder expressly for use therein, such preliminary prospectus and the Registration Statement did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will, when they become effective or are filed with the Commission, as the case may be, not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                    (ii) Each Selling Securityholder has full right, power and authority to enter into this Agreement, the International Purchase Agreement, the U.S. Price Determination Agreement, the International Price Determination Agreement and the Custody Agreement, the JLL Fund Custody Agreement, the C&D Fund IV Custody Agreement or the Associates III Custody Agreement, as the case may be (each as defined below), and to sell, transfer and deliver the U.S. Securities it is selling pursuant to this Agreement and the International Securities it is selling pursuant to the International Purchase Agreement; and this Agreement, the International Purchase Agreement and the Custody Agreement, the JLL Fund Custody Agreement, the C&D Fund IV Custody Agreement or the Associates III Custody Agreement, as the case may be, have been, and the U.S. Price Determination Agreement and the International Price Determination Agreement on the date thereof will be, duly authorized, executed and delivered by such Selling Securityholder and the Custody Agreement, the JLL Fund Custody Agreement, the C&D Fund IV Custody Agreement or the Associates III Custody Agreement, as the case may be, will be a valid and binding obligation of such Selling Securityholder enforceable against such Selling Securityholder in accordance with its terms.

                    (iii) Except as set forth in the Prospectuses, there is no action, suit, investigation (of which such Selling Securityholder has received written notice) or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the knowledge of such Selling Securityholder, threatened, to which such Selling Securityholder is or would be a party or to which the property of such

          Selling Securityholder is or would be subject, that (i) seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the sale of the U.S. Securities or the International Securities by such Selling Securityholder or any of the other transactions contemplated hereby or (ii) questions the legality or validity of any such transactions or seeks to recover damages or obtain other relief in connection with any such transactions.

                    (iv) Such Selling Securityholder (other than Joseph Littlejohn & Levy Fund, L.P. ("JLL Fund"), The Clayton & Dubilier Private Equity Fund IV ("C&D Fund IV") and Clayton & Dubilier Associates III Limited Partnership ("Associates III")) has duly executed and delivered, in the form heretofore furnished to you, an irrevocable power of attorney and custody agreement (the "Custody Agreement") with Mellon Bank, N.A. as custodian (the "Custodian") and Clayton, Dubilier & Rice, Inc., the Attorney-in-Fact (through one or more of William A. Barbe, Kevin J. Conway or Alberto Cribiore, or any other officer, employee, agent or representative of the Attorney-in-Fact (each of Messrs. Barbe, Conway and Cribiore and such other officers, employees, agents and representatives, a "Proxy"), or through any additional Attorney-in-Fact duly appointed as such by the Attorney-in-Fact); the Attorney-in-Fact is authorized to execute and deliver this Agreement (including the U.S. Price Determination Agreement) and the International Purchase Agreement (including the International Price Determination Agreement) on behalf of such Selling Securityholder (other than JLL Fund, C&D Fund IV and Associates III), to determine, among other things, (a) the number of securities to be sold to the U.S. Underwriters and the International Managers pursuant to the Purchase Agreements and (b) the purchase price per security to be paid by the U.S. Underwriters and Managers to such Selling Securityholder (other than JLL Fund, C&D Fund IV and Associates III), as provided in Section 2(a) hereof, and otherwise to act on behalf of such Selling Securityholder (other than JLL Fund, C&D Fund IV and Associates III) in connection with this Agreement and the International Purchase Agreement, and the Custodian is authorized to deliver the Purchased Securities to be sold by such Selling Securityholder (other than JLL Fund, C&D Fund IV and Associates III) pursuant to this Agreement and the International Purchase Agreement upon the authorization of the Attorney-in-Fact and to accept payment therefor.

                    (v) Each of JLL Fund, C&D Fund IV and Associates III have duly executed and delivered a custody agreement (the "JLL Fund Custody Agreement," the "C&D Fund IV Custody Agreement" and the "Associates III Custody Agreement," respectively) with Mellon Bank, N.A. as custodian

          (the "Custodian"); each of JLL Fund, C&D Fund IV and Associates III is authorized to execute and deliver this Agreement (including the U.S. Price Determination Agreement) and the International Purchase Agreement (including the International Price Determination Agreement), to determine among other things, (a) the number of securities to be sold to the U.S. Underwriters and the Managers pursuant to the Purchase Agreements, the purchase price per security to be paid by the Mangers and the U.S. Underwriters to each of JLL Fund, C&D Fund IV and Associates III, as provided in Section 2(a) hereof; and the Custodian is authorized to deliver the Purchased Securities to be sold by each of JLL Fund, C&D Fund IV and Associates III pursuant to this Agreement and the International Purchase Agreement upon the authorization of each of JLL Fund, C&D Fund IV and Associates III and to accept payment therefor.

                    (vi) No authorization, approval, consent or license of any government, governmental instrumentality or court (other than under the 1933 Act and the 1933 Act Regulations and the securities or blue sky laws of the various states and the securities laws of any jurisdiction outside the United States in which International Shares are offered or sold by the Managers pursuant to the International Purchase Agreement) is required for the execution and delivery by such Selling Securityholder of the Custody Agreement, the JLL Fund Custody Agreement, the C&D Fund IV Custody Agreement or the Associates III Custody Agreement, as the case may be, the execution and delivery by or on behalf of such Selling Securityholder of this Agreement, the International Purchase Agreement, the U.S. Price Determination Agreement and the International Price Determination Agreement and the valid sale and delivery of the Purchased Securities to be sold by such Selling Securityholder hereunder and thereunder.

                    (vii) The execution and delivery of this Agreement, the International Purchase Agreement, the U.S. Price Determination Agreement, the International Price Determination Agreement and the Custody Agreement, the JLL Fund Custody Agreement, the C&D Fund IV Custody Agreement or the Associates III Custody Agreement, as the case may be, and the consummation of the transactions contemplated herein and therein, including the sale to the Underwriters of the Purchased Securities, will not result in a violation of the charter, by-laws or other governing document of such Selling Securityholder and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which such Selling Securityholder is a party or by which such Selling Securityholder is bound or to which the properties or assets of such Selling Securityholder are subject nor will such action result in any violation of the provisions of any statute applicable to such Selling Securityholder or its legal or regulatory status or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Securityholder or the property of such Selling Securityholder, which order, rule or regulation is applicable to such Selling Securityholder or the property of such Selling Securityholder.

                    (viii) Such Selling Securityholder has, and at the Closing Time and, if any Option Shares are purchased, at the relevant Date of Delivery will have, good and valid title to the Purchased Securities to be sold by such Selling Securityholder pursuant to this Agreement and the International Purchase Agreement, as set forth on Schedule B hereto, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind; and, upon delivery of such Purchased Securities and payment of the purchase price therefor as contemplated in this Agreement and the International Purchase Agreement, each of the Underwriters will receive good and valid title to the Purchased Securities purchased by it from such Selling Securityholder, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind (other than any pledge, lien, security interest, charge, claim, equity or encumbrance created by or through any Underwriter). The owner of the Purchased Securities, if other than such Selling Securityholder, is precluded from asserting against the Underwriters the effectiveness of any unauthorized endorsement. Such Selling Securityholder has not entered into any agreement with any third party or taken any action the effect of which could subject the shares of Common Stock issuable upon exercise of such Warrants or obtainable upon exercise of the Reallocation Rights, as the case may be, to any lien, charge or encumbrance or any other claim of any third party.

                    (ix) Certificates for all of the Purchased Securities to be sold by such Selling Securityholder pursuant to this Agreement and the International Purchase Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed in custody with the Custodian with irrevocable conditional instructions to deliver such Purchased Securities to the U.S. Underwriters at the Closing pursuant to this Agreement and the Managers pursuant to the International Purchase Agreement.

                    (x) For a period of 90 days from the date hereof, such Selling Securityholder will not, without the prior written consent of Merrill Lynch, on behalf of the Underwriters, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock owned by such Selling Securityholder or with respect to which such Selling Securityholder has the power of disposition, other than to the U.S. Underwriters pursuant hereto or to the Managers pursuant to the International Purchase Agreement, provided that such Selling Securityholder may transfer Registrable
          --------
          Securities (as defined in the Registration Rights Agreement, dated as of July 7, 1992, as amended, among Kendall and certain holders of Kendall securities (the "Registration Rights Agreement") to Permitted Transferees (as defined in the Registration Rights Agreement), so long as such Permitted Transferee executes a lock-up agreement in favor of the Underwriters in the same form as the lock-up agreement entered into by such Selling Securityholder in connection with the transactions contemplated hereby.

                    (xi) Such Selling Securityholder has not taken and will not take, directly or indirectly, any action designed to, or that would reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock; and such Selling Securityholder has not distributed and will not distribute any prospectus (as such term is defined in the 1933 Act and the 1933 Act Regulations) in connection with the offering and sale of the Offered Shares other than any preliminary prospectus filed with the Commission or the Prospectuses or other material permitted by the 1933 Act or the 1933 Act Regulations.

                    (xii) Except as disclosed in writing to the U.S. Underwriters, neither such Selling Securityholder nor any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section 1(m) of the By-laws of the National Association of Securities Dealers, Inc.), any member firm of the National Association of Securities Dealers, Inc.

                    (xiii) Such Selling Securityholder has duly executed and delivered this Agreement and the International Purchase Agreement either for itself or by and through its attorney-in-fact as appointed under the Custody Agreement.

                    (II) Each of the Selling Securityholders that is also a New Investor (as defined herein) severally represents and warrants to and agrees with, each of the U. S. Underwriters as follows:

                         The Reallocation Agreement has been duly authorized, executed and delivered by such New Investor and constitutes the valid and binding obligation of such New Investor enforceable against such New Investor in accordance with its terms.

               (c) Any certificate signed by any officer of the Company or any Subsidiary and delivered to you or to Fried, Frank, Harris, Shriver & Jacobson as counsel for the Underwriters at or prior to the Closing Time pursuant to this Agreement or the transactions contemplated hereby shall be deemed a representation and warranty by the Company or such Subsidiary, as the case may be, to each U.S. Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of any Selling Securityholder as such and delivered to you or to counsel for the Underwriters at or prior to the Closing Time pursuant to the terms of this Agreement or the transactions contemplated hereby shall be deemed a representation and warranty by such Selling Securityholder to each U.S. Underwriter, as to the matters covered thereby.

               Section 2.  Sale and Delivery to the U.S. Underwriters; Closing.
                           ---------------------------------------------------
(a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, each Selling Securityholder agrees, severally and not jointly, to sell to each U.S. Underwriter, severally and not jointly, and each U.S. Underwriter agrees, severally and not jointly, to purchase from each Selling Securityholder , at the purchase price per security set forth in the U.S. Price Determination Agreement, that proportion of the number of U.S. Securities being sold by each such Selling Securityholder set forth on Schedule B opposite the name of each such Selling Securityholder which the number of U.S. Securities set forth in Schedule A opposite the name of such U.S. Underwriter (plus such additional number of U.S. Securities that such U.S. Underwriter may become obligated to purchase pursuant to Section 11 hereof) bears to the total number of U.S. Securities, subject, in each case, to such adjustments as the U.S. Underwriters in their discretion shall make to eliminate any sales or purchases of fractional shares.

               (b) If the Company has elected not to rely upon Rule 430A, the initial public offering price per share for the Initial U.S. Shares and the purchase price per security for the U.S. Securities to be paid by the several U.S. Underwriters shall be agreed upon and set forth in the U.S. Price Determination Agreement, dated the date hereof, and an amendment to the Registration Statement containing such per share price information will be filed before the Registration Statement becomes effective.

               (c) If the Company has elected to rely upon Rule 430A, the initial public offering price per share for the Initial U.S. Shares and the purchase price per security for the U.S. Securities to be paid by the several U.S. Underwriters shall be agreed upon and set forth in the U.S. Price Determination Agreement. In the event that the U.S. Price Determination Agreement has not been executed by the close of business on the fourth business day following the date on which the Registration Statement becomes effective, this Agreement shall terminate forthwith, without liability of any party to any other party except that Sections 7 and 8 shall remain in effect.

               (d) In addition, on the basis of the representations, warranties and covenants herein contained, and subject to the terms and conditions herein set forth, the Selling Securityholders that are holders of Common Stock which were not issued upon exercise of Warrants or Reallocation Rights subsequent to October 19, 1994 hereby grant an option to the U.S. Underwriters, severally and not jointly, to purchase up to the number of Option Shares set forth opposite such Securityholder's name in Schedule A hereto at the same purchase price per share as shall be applicable to the Initial U.S. Shares. The option hereby granted to the U.S. Underwriters will expire 30 days after the date upon which the Registration Statement becomes effective or, if the Company has elected to rely upon Rule 430A, the date of the U.S. Price Determination Agreement, and, in any case, may be exercised in whole or from time to time in part only for the purpose of covering over-allotments that may be made in connection with the offering and distribution of the Initial Shares upon delivery of notice by the U.S. Underwriters to JLL Fund, C&D Fund IV and the Attorney-in-Fact under the Custody Agreement on behalf of the other Selling Securityholders setting forth the number of Option Shares as to which the several U.S. Underwriters are exercising the option, and the time and date of payment and delivery thereof. Such time and date of delivery (the "Date of Delivery") shall be determined by the Underwriters but shall not be, without the consent of Merrill Lynch, on behalf of the Underwriters, earlier than two full business days nor later than five full business days after the exercise of such option, nor in any event prior to the Closing Time. If the option is exercised as to all or any portion of the Option Shares, the U.S. Option Shares as to which the option is exercised shall be purchased by the U.S. Underwriters, severally and not jointly, in the respective proportions that bear the same relationship to the number of U.S. Option Shares to be purchased at the Date of Delivery as the number of Initial U.S. Shares set forth opposite the name of each U.S. Underwriter in Schedule B hereto bears to the total number of Initial U.S. Shares (such proportions are hereinafter referred to as each U.S. Underwriter's "underwriting obligation proportions"). If the option is exercised in part, the U.S. Underwriters shall purchase the U.S. Option Shares from each Selling Securityholder providing such option the number of U.S. Option Shares equal to the product of (x) the number of U.S. Option Shares to be purchased multiplied by (y) a fraction in which the numerator is the number of U.S. Option Shares set forth opposite the name of such Selling Securityholder on Schedule A hereto and the denominator is the total number of U.S. Option Shares set forth on Schedule A hereto.

               (e) (i) Payment of the purchase price for, and delivery of certificates for, the U.S. Securities, (ii) exercise of the U.S. Warrants and delivery of certificates for the underlying shares of Common Stock by payment of the exercise price under such Warrants and (iii) exercise of the U.S. Reallocation Rights and delivery of certificates for the underlying shares of Common Stock by payment of the exercise price under such Reallocation Rights shall, in each case, be made at the offices of Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, New York 10004, or at such other place as shall be agreed upon by the Company, the Selling Securityholders and you, at 10:00 A.M. (New York time) either (x) on the fifth full business day after the effective date of the Registration Statement, or (y) if the Company has elected to rely upon Rule 430A, on the fifth full business day after execution of the U.S. Price Determination Agreement (unless, in either case, postponed pursuant to Section 11 or 12), or at such other time not more than ten full business days thereafter as you, the Company and the Selling Securityholders shall determine (such date and time of payment and delivery being herein called the "Closing Time"). In addition, in the event that any or all of the U.S. Option Shares are purchased by the U.S. Underwriters, payment of the purchase price for, and delivery of certificates for, such U.S. Option Shares shall be made at the offices of Fried, Frank, Harris, Shriver & Jacobson set forth above, or at such other place as the Company, the Selling Securityholders that are selling U.S. Option Shares and you shall determine, on the Date of Delivery as specified in the notice from you to JLL Fund, C&D Fund IV and the Attorney-in-Fact. Payment shall be made to the Selling Securityholders and the New Investors upon exercise of the Reallocation Rights by certified or official bank check or checks or wire transfer in New York Clearing House funds payable to the order of the Custodian pursuant to the Custody Agreement, the JLL Fund Custody Agreement, the C&D Fund IV Custody Agreement or the Associates III Custody Agreement, as the case may be, or directly to the Selling Securityholders or New Investors if so instructed by the Custodian with the consent of the U.S. Underwriters against delivery to you for the respective accounts of the several U.S. Underwriters of certificates for the U.S. Securities to be purchased by them. Payment shall be made to the Company for the exercise price of the Warrants by certified official bank check or checks or wire transfer in New York Clearing House funds payable to the order of the Company.

               (f) At the Closing Time, the Custodian shall deliver the U.S. Purchased Shares, the U.S. Warrants and the U.S. Reallocation Rights to the U.S. Underwriters with any transfer taxes thereon duly paid by the Selling Securityholder against payment thereof as described in paragraph (e) above. Concurrently with the delivery of the U.S. Warrants to the U.S. Underwriters at the Closing, the U.S. Underwriters shall exercise the U.S. Warrants by payment of the exercise price thereof as described in paragraph (e) above and the Company shall permit such exercise and shall cause the transfer agent for the Common Stock (the "Transfer Agent") to immediately issue certificates for the underlying shares of Common Stock and deliver them to the U.S. Underwriters. Concurrently with the delivery of the U.S. Reallocation Rights to the U.S. Underwriters at the Closing, the U.S. Underwriters shall exercise the U.S. Reallocation Rights by payment of the exercise price thereof as described in paragraph (e) above and the Company and the Selling Securityholders shall permit such exercise and the Company shall cause the reallocation agent under the Reallocation Agreement to immediately deliver certificates for the underlying shares of Common Stock to the U.S. Underwriters.

               (g) Certificates for the Initial U.S. Shares and U.S. Option Shares to be sold by the U.S. Underwriters shall be in such denominations and registered in such names as you may request in writing at least two full business days before the Closing Time or the Date of Delivery, as the case may be. The certificates for the Initial U.S. Shares and U.S. Option Shares will be made available in New York City for examination and packaging by you not later than 10:00 A.M. (New York time) on the business day prior to the Closing Time or the Date of Delivery, as the case may be.

               (h) It is understood that each U.S. Underwriter has authorized the U.S. Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the U.S. Securities that it has agreed to purchase. You, individually and not as U.S. Representatives, may (but shall not be obligated to) make payment of the purchase price for the U.S. Securities or U.S. Option Shares to be purchased by any U.S. Underwriter whose check or checks shall not have been received by the Closing Time or the Date of Delivery, as the case may be.

               (i) The obligation of the Selling Securityholders, to sell to each U.S. Underwriter the U.S. Securities and the U.S. Option Shares, respectively, and the several and not joint obligations of the U.S. Underwriters to purchase and pay for the U.S. Securities and the U.S. Option Shares, respectively, upon the terms and subject to the conditions of this Agreement, are subject to the concurrent closing of the sale of the International Securities and the International Option Shares, respectively, to the Managers pursuant to the terms of the International Purchase Agreement.

               Section 3.  Certain Covenants of the Company.  The Company
                           --------------------------------
covenants with each U.S. Underwriter as follows:

               (a) The Company will use its best efforts to cause the Registration Statement to become effective and, if the Company elects to rely upon Rule 430A and subject to Section 3(b), will comply with the requirements of Rule 430A and will notify you promptly, (i) when the Registration Statement, or any post-effective amendment to the Registration Statement, shall have become effective, or any supplement to the Prospectuses or any amended Prospectuses shall have been filed, (ii) of the receipt of any comments from the Commission,
(iii) of any request by the Commission to amend the Registration Statement, to amend or supplement any Prospectus or for additional information and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Offered Shares for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes. The Company will make every reasonable effort to prevent the issuance of any such stop order or of any order preventing or suspending such use and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

               (b) The Company will not at any time file or make any amendment to the Registration Statement, or any amendment or supplement thereto, or any document incorporated by reference therein (i) if the Company has not elected to rely upon Rule 430A, to the Prospectuses or (ii) if the Company has elected to rely upon Rule 430A, to either the prospectus included in the Registration Statement at the time it becomes effective or to the Prospectuses, of which you shall not have previously been advised and furnished a copy or to which you or Fried, Frank, Harris, Shriver & Jacobson as counsel for the U.S. Underwriters shall reasonably and timely object in writing.

               (c) The Company has furnished or will furnish to you and your counsel, without charge, one signed copy of the Registration Statement (as originally filed) and of all amendments thereto (including exhibits filed therewith and documents incorporated by reference therein), whether filed before or after the Registration Statement becomes effective, copies of all exhibits and documents filed therewith, and signed copies of all consents and certificates of experts, and has furnished or will furnish to you, for each other U.S. Underwriter, one conformed copy of the Registration Statement as originally filed and each amendment thereto.

               (d) The Company will deliver to each U.S. Underwriter, without charge, from time to time until the effective date of the Registration Statement (or, if the Company has elected to rely upon Rule 430A, until the time the U.S. Price Determination Agreement is executed and delivered), as many copies of each preliminary prospectus as such U.S. Underwriter may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will deliver to each U.S. Underwriter, without charge, as soon as the Registration Statement shall have become effective (or, if the Company has elected to rely upon Rule 430A, as soon as practicable after the U.S. Price Determination Agreement has been executed and delivered) and thereafter from time to time as requested during the period when the Prospectuses are required to be delivered under the 1933 Act, such number of copies of the Prospectuses (as supplemented or amended) as such U.S. Underwriter may reasonably request.

               (e) The Company will comply to the best of its ability with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Offered Shares as contemplated in this Agreement, the International Purchase Agreement and the Prospectuses. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Offered Shares any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the U.S. Underwriters, to amend the Registration

Statement or amend or supplement any Prospectus in order that the Prospectuses will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement any Prospectus in order to comply with the requirements of the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement or the Prospectuses comply with such requirements.

               (f) The Company will endeavor, in cooperation with the U.S. Underwriters, to qualify the Offered Shares for offering and sale under the applicable securities laws of such states and other jurisdictions as you may designate and to maintain such qualifications in effect for a period of not less than one year from the effective date of the Registration Statement; provided,
                                                                     --------
however, that neither the Company nor any Subsidiary shall be obligated to file
- -------
any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Offered Shares have been qualified as above provided.

               (g) The Company will make generally available to its security holders as soon as practicable, but not later than 60 days after the close of the period covered thereby, an earnings statement of the Company (in form complying with the provisions of Rule 158 of the 1933 Act Regulations), covering a period of 12 months beginning after the effective date of the Registration Statement but not later than the first day of the Company's fiscal quarter next following such effective date.

               (h) For a period of 90 days from the date hereof, the Company will not, without the prior written consent of Merrill Lynch on behalf of the Underwriters, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock, other than to
(i) the Managers pursuant to the International Purchase Agreement and
(ii) eligible participants in the Company's employee stock plans pursuant to the terms thereof as in effect on the date hereof.

               (i) The Company will use its best efforts to effect the listing of the Common Stock on the New York Stock Exchange on the date of the U.S. Price Determination Agreement.

               (j) The Company, during the period when the Prospectuses are required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to Sections 13, 14 or 15 of the 1934 Act subsequent to the time the Registration Statement becomes effective.

               (k) For a period of five years after the Closing Time, the Company will furnish to you and each U.S. Underwriter that so requests copies of all annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K and 10-Q and, to the extent requested, Form 8-K or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to its stockholders generally.

               (l) If the Company has elected to rely upon Rule 430A, it will take such steps as it deems necessary to ascertain promptly whether the forms of prospectuses transmitted for filing under Rule 424(b) were received for filing by the Commission and, in the event that they were not, it will promptly file such prospectuses.

               (m) The Company has complied, and will comply, with all of the provisions of Florida H.B. 1771, as codified in sec. 517.075 Florida Statutes, 1987, as amended, and all regulations promulgated thereunder relating to issuers or their affiliates doing business with the government of Cuba or with any person or affiliate located in Cuba.

               (n) The Company will cooperate with, and take, or will cause Kendall International, Inc. to take, such actions as reasonably requested by the U.S. Underwriters to enforce all of its rights under Section 2.3 (c) of the Registration Rights Agreement, dated as of July 7, 1992, as amended, among Kendall International Inc. and the stockholders and other parties thereto arising in connection with the transactions contemplated by this Agreement, including informing the Transfer Agent and the agent for the Warrants and Reallocation Rights as to the restrictions on transfer of the Company's securities arising out of the transactions contemplated by this Agreement and advising such agents not to transfer securities in contravention of such restrictions.

               Section 4.  Payment of Expenses.  (a)  The Company agrees to pay
                           -------------------
all expenses incident to the performance of its obligations under this Agreement and the International Purchase Agreement, including (i) the printing and filing of the Registration Statement (including financial statements and exhibits), as originally filed and as amended, the preliminary prospectuses and the Prospectuses and any amendments or supplements thereto, and the cost of furnishing copies thereof to the Underwriters, (ii) the copying or printing, as applicable, and distribution of this Agreement (including the U.S. Price Determination Agreement), the Intersyndicate Agreement among the U.S. Underwriters and the Managers, the International Purchase Agreement (including the International Price Determination Agreement), the Agreement among Managers, the certificates for the Offered Shares and a survey of state securities or blue sky laws (the "Blue Sky Survey"), (iii) except for any expenses paid by the Selling Securityholders pursuant to clause (b) below, the delivery of the certificates for the Offered Shares to the Underwriters, including any capital duties, stamp duties and stock or other transfer taxes payable upon the sale of the Offered Shares to the Underwriters and the transfer of the Offered Shares between the U.S. Underwriters and the Managers, (iv) the fees and disbursements of the Company's counsel, accountants and other advisers and one counsel for the Selling Securityholders , (v) the qualification of the Offered Shares under the applicable securities laws in accordance with Section 3(f) and any filing fees for review of the offering with the National Association of Securities Dealers, Inc., including filing fees and reasonable fees and disbursements of Fried, Frank, Harris, Shriver & Jacobson as counsel for the Underwriters in connection therewith and in connection with the Blue Sky Survey, (vi) the fees and expenses of any transfer agent or registrar for the Offered Shares, (vii) the listing fees and expenses incurred in connection with listing the Offered Shares on the New York Stock Exchange, if any, and (viii) the fees and expenses of the Custodian or the Attorney-in-Fact under the Custody Agreement.

               (b) Each of the Selling Securityholders will pay any transfer taxes attributable to the sale by it of U.S. Securities and any fees and disbursements of its counsel and accountants, if any, not paid by the Company pursuant to Section 4(a)(iv) or otherwise.

               (c) If this Agreement is terminated by you in accordance with the provisions of Section 5, 10(a)(i) or 12, the Company shall reimburse the U.S. Underwriters through you for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of Fried, Frank, Harris, Shriver & Jacobson as counsel for the U.S. Underwriters.

               Section 5.  Conditions of U.S. Underwriters' Obligations.  In
                           --------------------------------------------
addition to the execution and delivery of the U.S. Price Determination Agreement, the obligations of the several U.S. Underwriters to purchase and pay for the U.S. Shares that they have respectively agreed to purchase hereunder (including any U.S. Option Shares as to which the option granted in Section 2(d) has been exercised in the event the Date of Delivery determined by you is the same as the Closing Time) are subject to the accuracy of the representations and warranties of the Company and the Selling Securityholders contained herein (including those contained in the U.S. Price Determination Agreement) or in certificates of any officer of the Company or any Subsidiary and the Selling Securityholders delivered pursuant to the provisions hereof, to the performance by the Company and the Selling Securityholders of their respective obligations hereunder in all material respects, and to the following further conditions:

               (a) The Registration Statement shall have become effective not later than 5:30 P.M. on the date of this Agreement or, with your consent, at a later time and date not later, however, than 5:30 P.M. on the first business day following the date hereof, or at such later time or on such later date as you may agree to in writing with the approval of a majority in interest of the several U.S. Underwriters; and at the Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or, to your knowledge or the knowledge of the Company, shall have been threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Fried, Frank, Harris, Shriver & Jacobson as counsel for the U.S. Underwriters. If the Company has elected to rely upon Rule 430A, Prospectuses containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A).

               (b) At the Closing Time, you shall have received signed opinions of M. Brian Moroze, Esq., General Counsel for the Company, dated as of the Closing Time, together with reproduced copies of such opinions for each of the U.S. Underwriters, in form and substance satisfactory to counsel for the U.S. Underwriters, to the effect that:

                    (i) The Company is a corporation validly organized and validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

                    (ii) The Company has the requisite power and authority (corporate and other) to own, lease and operate its properties and to conduct its business as described in the Prospectuses, and to enter into and perform its obligations under this Agreement, the U.S. Price Determination Agreement, the International Purchase Agreement and the International Price Determination Agreement.

                    (iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing under the laws of each other jurisdiction in which such qualification is required except where the failure to be so qualified and be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise.

                    (iv) Each of the Company's Significant Subsidiaries is a corporation validly organized and existing as a corporation under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the

          Prospectuses, is duly qualified as a foreign corporation to transact business and is in good standing under the laws of each jurisdiction in which the nature of its business or its ownership or leasing of its properties requires qualification, except where the failure to be so qualified or in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and the Subsidiaries considered as one enterprise; and all the outstanding shares of capital stock of each Significant Subsidiary of the Company have been duly authorized and validly issued, are fully-paid and non-assessable, and (except for non-material liens that have arisen in the ordinary course of business and in the case of foreign subsidiaries, for directors, qualifying shares) are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims.

                    (v) Other than as disclosed in or contemplated by the Prospectus, there are no legal or governmental proceedings pending or, to the best of my knowledge, threatened to which the Company or any of its Subsidiaries is or may be a party or to which any property of the Company or its Subsidiaries is or may be the subject which, if determined adversely to the Company or such Subsidiaries, could individually or in the aggregate reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise.

                    (vi) To the best of my knowledge, no legal or governmental proceedings are pending or threatened against the Company or any of its Subsidiaries which are required to be disclosed in the Registration Statement or the Prospectus, other than those disclosed therein.

                    (vii) To the best of my knowledge, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other documents to which the Company or any Subsidiary is a party or by which any of them may be bound that are required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectuses, other than those so filed or described as required.

                    (viii) Neither the Company nor any of its Subsidiaries is, or, based upon presently existing circumstances with the giving of notice or lapse of time or both would be, in violation of or in default under, their respective restated articles of organization, certificate of incorporation or other similar charter document or by-laws or any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument known to me to which the Company or any of its Subsidiaries is party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which individually and in the aggregate are not material to the Company and the Subsidiaries taken as a whole.

                    (ix) All descriptions in the Prospectuses of the agreements set forth under "Description of Capital Stock" are accurate and conform in all material respects to the terms of such agreements, and the statements in the Prospectuses under "Legal Proceedings" incorporated by reference from Item 3 of Part 1 of the Company's Annual Report on Form 10-K for the year ended June 30, 1994, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents or proceedings.

                    (x) This Agreement, the U.S. Price Determination Agreement, the International Purchase Agreement and the International Price Determination Agreement have been duly authorized, executed and delivered by the Company.

                    (xi) All of the issued and outstanding shares of capital stock of the Company, including the Offered Shares, have been duly authorized and validly issued and are fully paid and non-assessable, and were not issued in violation of any preemptive or similar rights of the stockholders of the Company arising under the Corporation Law of the Commonwealth of Massachusetts, under the charter or by-laws of the Company, or, to the best of such counsel's knowledge, under any agreement known to such counsel.

                    (xii) The obligations under the Warrants and the International Warrants have been duly authorized and validly assumed by the Company and, prior to their exercise, constituted binding obligations of the Company, entitling the holders thereof to purchase shares of Common Stock upon the terms and in the manner set forth therein.

                    (xiii) The obligations of Kendall under the U.S. Reallocation Rights and the International Reallocation Rights have been duly and validly authorized and assumed by the Company and, prior to their exercise, constitute binding obligations of the Company enforceable against the Company in accordance with its terms entitling the holder thereof to acquire shares of Common Stock upon the terms and in the manner set forth therein. The obligations of Kendall under the Reallocation Agreement has been duly and validly authorized and assumed by the Company and constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

                    (xiv) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectuses under the caption entitled "Capitalization," as of the date stated therein.

                    (xv) Except as disclosed in or specifically contemplated by the Prospectuses, to the best of such counsel's knowledge there are no outstanding options, warrants or other rights created by the Company calling for the issuance of, and no commitments or obligations to issue, any shares of capital stock of the Company or any security convertible into or exchangeable for capital stock of the Company.

                    (xvi) The execution and delivery of this Agreement, the U.S. Price Determination Agreement, the International Purchase Agreement and the International Price Determination Agreement by the Company, the sale and delivery of the Offered Shares, the exercise of the U.S. Warrants and the International Warrants and the delivery of shares of Common Stock upon exercise thereof, the exercise of the U.S. Reallocation Rights and the International Reallocation Rights, the consummation by the Company and the Selling Securityholders of the transactions contemplated in this Agreement and the International Purchase Agreement and compliance by the Company and the Selling Securityholders with the terms of the foregoing will not (a) violate the Company's Restated Articles of Organization or by-laws, (b) breach or result in a default under any contract, indenture, mortgage, deed of trust, loan or credit agreement, bond, debenture, note, lease or any other agreement or instrument known to me to which the Company or any of its Subsidiaries is a party or by which it or any of them is bound or to which any of the property or assets of the Company or any of its Subsidiaries is bound, or (c) result in a violation by the Company of any applicable law, statute, rule or regulation (other than state securities or Blue Sky laws or regulations, as to which counsel need not opine) applicable to the Company or any judgment, order, writ, injunction, or decree of any jurisdiction, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its properties or operations. In rendering the opinion expressed in paragraph (xiv), as to violations of any applicable law or statute, rule or regulation, I assume that neither the Registration Statement nor the Prospectuses contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectuses, in light of the circumstances under which they were made) not misleading.

                    (xvii) No consent, approval, authorization or license, order, registration or qualification of or with any court or of any government, governmental instrumentality or court is legally required to be obtained by the Company in connection with the due authorization, execution and delivery of this Agreement, the U.S. Price Determination Agreement, the International Purchase Agreement and the International Price Determination Agreement, the exercise of the U.S. Warrants and the International Warrants and the delivery of shares of Common Stock upon exercise thereof, the exercise of the U.S. Reallocation Rights and the International Reallocation Rights and the sale and delivery of the Offered Shares or the consummation of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or Blue Sky laws of the various states, as to which such counsel need express no opinion.

                    (xviii)   To the best of such counsel's knowledge, no
          holders of the Company's securities have rights to the registration of shares of Common Stock or other securities as a result of the filing of the Registration Statement by the Company or the offering contemplated hereby, except pursuant to the Registration Rights Agreement, dated as of July 7, 1992, as amended, among Kendall International, Inc. and the parties thereto.

                    (xix) Each document incorporated by reference in the Registration Statement and the Prospectus, when filed with the Commission under the Exchange Act, complied as to form in all material respects with the requirements of the Exchange Act (except that such counsel need not express an opinion as to financial statements, the notes thereto and related schedules and other financial or accounting data included in or omitted from any of the documents referred to in this paragraph).

               Although such counsel has not undertaken to determine independently the accuracy and completeness of the statements contained in the Registration Statement or the Prospectuses, such counsel has obtained information as a result of discussions and meetings with officers and other representatives of the Company and its Subsidiaries and discussions with representatives of and independent public accountants of the Company, in connection with the preparation of the Registration Statement and the Prospectuses, and the examination of other information and documents requested by such counsel. Although such counsel has not undertaken to determine independently, and therefore, such counsel does not assume responsibility, explicitly or implicitly, for the accuracy and completeness of the statements contained in the Registration Statement or the Prospectuses, and such counsel cannot provide assurance that the procedures described in the preceding sentence would necessarily reveal matters of significance with respect to the following comments, during the course of the above-described procedures, nothing has come to such counsel's attention that has caused such counsel to believe that the

Registration Statement (including the Rule 430A Information, if applicable, and any amendment thereto) or the Prospectuses (including, in each case, the documents incorporated by reference therein), on the effective date thereof, or on the date of the Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectuses or any amendment or supplement thereto, on the date hereof, contain an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no view with respect to financial statements, the notes thereto and related schedules and other financial or accounting data included in the Registration Statement or the Prospectuses).

               Such opinion shall be to such further effect with respect to other legal matters relating to this Agreement, the International Purchase Agreement and the sale of the Offered Shares pursuant to this Agreement and the International Purchase Agreement as counsel for the Underwriters may reasonably request. In rendering such opinion, such counsel may rely as to all matters governed by laws of jurisdictions other than the law of the Commonwealth of Massachusetts and the federal law of the United States, upon opinions of local counsel in such jurisdictions, who shall be counsel satisfactory to counsel for the Underwriters in which case the opinion shall state that they believe you and they are entitled to so rely. Such counsel may also state that, insofar as such opinion involves factual matters, such counsel has relied, to the extent such counsel deems proper, upon certificates of officers of the Company and the Subsidiaries and certificates of public officials.

               (c) At the Closing Time, you shall have received signed opinions of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, counsel for the Company, dated as of the Closing Time, together with reproduced copies of such opinions for each of the U.S. Underwriters, in form and substance satisfactory to counsel for the U.S. Underwriters, to the effect that:

                    (i) The statements made in the Prospectuses under "Description of Capital Stock" insofar as they purport to constitute summaries of the terms of the Common Stock constitute accurate and fair summaries thereof in all material respects. The descriptions of the A Warrants, the B Warrants and the Reallocation Rights set forth in the Prospectuses under "Description of Capital Stock" conform in all material respects to the terms of such instruments.

                    (ii) The Registration Statement has been declared effective under the 1933 Act. Any required filing of the Prospectuses or any supplement thereto has been made with the Commission pursuant to Rule 424(b); such counsel does not know of the issuance of any stop order suspending the effectiveness of the Registration Statement and no proceedings for that purpose have been instituted or, to our knowledge, threatened.

                    (iii) The Registration Statement (including the Rule 430A Information, if applicable), the Prospectuses and each amendment or supplement to the Registration Statement and Prospectuses (other than the documents incorporated by reference) as of their respective effective or issue dates, comply as to form in all material respects to the requirements of the 1933 Act and the applicable 1933 Act Regulations (except that such counsel need not express an opinion as to financial or accounting data, statements, notes or schedules included or omitted from any of the documents referred to in this opinion).

                    (iv) The statements made in the Prospectuses under "Certain United States Federal Tax Consequences to Non-U.S. Holders of Common Stock," to the extent that they are statements of United States federal laws or legal conclusions thereunder, have been reviewed by such counsel and fairly present the information disclosed therein in all material respects.

               Although such counsel has not undertaken to determine independently the accuracy and completeness of the statements contained in the Registration Statement or the Prospectuses, such counsel has obtained information as a result of discussions and meetings with officers and other representatives of the Company and its Subsidiaries and discussions with representatives of and independent public accountants of the Company, in connection with the preparation of the Registration Statement and the Prospectuses, and the examination of other information and documents requested by such counsel. Although such counsel has not undertaken to determine independently, and therefore, such counsel does not assume responsibility, explicitly or implicitly, for the accuracy and completeness of the statements contained in the Registration Statement or the Prospectuses, and such counsel cannot provide assurance that the procedures described in the preceding sentence would necessarily reveal matters of significance with respect to the following comments, during the course of the above-described procedures, nothing has come to such counsel's attention that has caused such counsel to believe that the Registration Statement (including the Rule 430A Information, if applicable, and any amendment thereto) or the Prospectuses (including, in each case, the documents incorporated by reference therein), on the date or effective date thereof, or on the date of the Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectuses or any amendment or supplement thereto, on the date hereof, contain an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no view with respect to financial statements, the notes thereto and related schedules and other financial or accounting data included in the Registration Statement or the Prospectuses).

               Such opinion shall be to such further effect with respect to other legal matters relating to this Agreement, the International Purchase Agreement and the sale of the Offered Shares pursuant to this Agreement and the International Purchase Agreement as counsel for the Underwriters may reasonably request. In rendering such opinion, such counsel may rely as to all matters governed by laws of jurisdictions other than the laws of the State of New York and the federal law of the United States, upon opinions of local counsel in such jurisdictions, who shall be counsel satisfactory to counsel for the Underwriters in which case the opinion shall state that they believe you and they are entitled to so rely. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and the Subsidiaries and certificates of public officials.

               (d)(i) At the Closing Time, you shall have received signed opinions of counsel (who may be in-house counsel) for each of the Selling Securityholders reasonably acceptable to you, as requested by the U.S. Underwriters, dated as of the Closing Time, together with reproduced copies of such opinions for each of the U.S. Underwriters, in form and substance satisfactory to counsel for the U.S. Underwriters, to the effect set forth in Annexes A-1, A-2 and A-3 hereto.

               (ii) At the Closing Time, you shall have received signed opinions of counsel (who may be in-house counsel) for each of the Selling Securityholders that is also a New Investor, as requested by the U.S. Underwriters, dated as of the Closing Time, together with reproduced copies of such opinions for each of the U.S. Underwriters, in form and substance satisfactory to counsel for the U.S. Underwriters, to the effect that:

                    The Reallocation Rights Agreement has been duly authorized, executed and delivered by such New Investor and constitutes the valid and binding obligation of such New Investor enforceable against such New Investor in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

               (e) At the Closing Time, you shall have received the favorable opinion of Fried, Frank, Harris, Shriver & Jacobson as counsel for the U.S. Underwriters, dated as of the Closing Time, together with reproduced copies of such opinion for each of the other U.S. Underwriters, to the effect that the opinions delivered pursuant to Sections 5(b), (c), and (d) appear on their face to be appropriately responsive to the requirements of this Agreement except, specifying the same, to the extent waived by you, and with respect to the legal existence of the Company, the Purchased Securities, the Offered Shares, this Agreement and the International Purchase Agreement, the Registration Statement, the Prospectuses and such other related matters as you may require. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the federal law of the United States, the law of the State of New York, upon the opinions of counsel satisfactory to you. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers or other appropriate representatives of the Company, the Subsidiaries and the Selling Securityholders and certificates of public officials.

               (f) At the Closing Time, (i) the Registration Statement and the Prospectuses, as they may then be amended or supplemented, shall conform in all material respects to the requirements of the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations, the Company shall have complied in all material respects with Rule 430A (if it shall have elected to rely thereon), the Registration Statement, as it may then be amended or supplemented, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements in the Registration Statement not misleading, and the Prospectuses, as they may be amended or supplemented, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements in the Prospectuses, in light of the circumstances under which they were made, not misleading, (ii) there shall not have been, since the respective dates as of which information is given in the Prospectuses, any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, (iii) no action, suit or proceeding at law or in equity shall be pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary that would be required to be set forth in the Prospectuses other than as set forth therein and no proceedings shall be pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary before or by any federal, state or other commission, board or administrative agency that could reasonably be expected to materially and adversely affect the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise, other than as set forth in the Prospectuses, (iv) the Company shall have complied with all agreements and satisfied all conditions on their parts to be performed or satisfied at or prior to the Closing Time, and (v) the other representations and warranties of the Company set forth in Section 1(a) shall be accurate as though expressly made at and as of the Closing Time. At the Closing Time, you shall have received a certificate of the President or Vice President and the chief financial officer or chief accounting officer of the Company, dated as of the Closing Time, to such effect. As used in Section 5(f)(ii) and (iii), the term "Prospectuses" means the Prospectuses in the form first used to confirm sales of the Offered Shares.

               (g) At the Closing Time, (i) the representations and warranties of each Selling Securityholder set forth in Section 1(b) and in any certificates by or on behalf of the Selling Securityholders delivered pursuant to the provisions hereof shall be accurate as though expressly made at and as of the Closing Time, (ii) each Selling Securityholder shall have performed its obligations under this Agreement and the International Purchase Agreement in all material respects and (iii) you shall have received a certificate of each Selling Securityholder to the effect set forth in the form previously delivered to you.

               (h) At the time that this Agreement is executed by the Company, you shall have received from Coopers & Lybrand L.L.P. a letter, dated such date, in form and substance satisfactory to you, together with signed or reproduced copies of such letter for each of the other U.S. Underwriters, confirming that they are independent public accountants with respect to the Company within the meaning of the 1933 Act and the applicable published 1933 Act Regulations, and stating in effect that:

                    (i) in their opinion, the audited financial statements and the related financial statement schedules included or incorporated by reference in the Registration Statement and the Prospectuses comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations;

                         (ii) on the basis of procedures (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of the minutes of all meetings of the stockholders and directors of the Company and its Subsidiaries and each committee of the board of directors of each of the Company and its Subsidiaries, inquiries of certain officials of the Company and its Subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that at ________, 199_ and at a specified date not more than five days prior to the date of this Agreement, there was any (i) change in the shareholders' equity or (ii) increase in long-term debt of the Company and its Subsidiaries as compared with the amounts shown in the latest balance sheet included or incorporated by reference in the Registration Statement, except in each case for changes, decreases or increases that the Registration Statement discloses have occurred or may occur;

                    (iii) in addition to the procedures referred to in clause (ii) above, they have performed other specified procedures, not constituting an audit, with respect to certain amounts, percentages, numerical data and financial information appearing or incorporated by reference in the Registration Statement, which have previously been specified by you and which shall be specified in such letter, and have compared certain of such items with, and have found such items to be in agreement with, the accounting and financial records of the Company and its Subsidiaries; and

                    (iv) at the Closing Time, you shall have received from Coopers & Lybrand L.L.P. a letter, in form and substance satisfactory to you and dated as of the Closing Time, to the effect that for the period from ________, 199_ to ___________, 199_ and to a specified date not more than five days prior to the date of this Agreement, there was any decrease in net current assets or sales, or in the total or per-share amounts of net income before income taxes, extraordinary item and cumulative effect of accounting changes or net income, or in other items specified by the U.S. Representatives, in each case as compared with the comparable period in the preceding year, except in each case for any decreases that the Registration Statement discloses have occurred or may occur and that they reaffirm the statements made in the letter furnished pursuant to Section 5(h), except that the specified date referred to shall be a date not more than five business days prior to the Closing Time. In the event the Company relies on Rule 430A and the final Prospectuses furnished to the Underwriters in connection with the offering of the Offered Shares differ from the Prospectuses included in the Registration Statement at the time of effectiveness, such letter shall update the procedures referred to in clauses 5(h)(ii) and (iii) above.

               (j) At the Closing Time, you shall have received a certificate of the Chief Financial Officer of the Company as to certain agreed upon accounting matters.

               (k) At the Closing Time, counsel for the Underwriters shall have been furnished with all such documents, certificates and opinions as they may reasonably request for the purpose of enabling them to pass upon the issuance and sale of the Offered Shares as contemplated in this Agreement and the International Purchase Agreement and the matters referred to in Section 5(f) and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company and the Selling Securityholders, the performance of any of the covenants of the Company and the Selling Securityholders, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company and the Selling Securityholders at or prior to the Closing Time in connection with the authorization, issuance and sale of the Offered Shares as contemplated in this Agreement and the International Purchase Agreement shall be reasonably satisfactory in form and substance to you and to Fried, Frank, Harris, Shriver & Jacobson as counsel for the Underwriters.

               (l) Each Selling Securityholder shall have delivered to you on or prior to the Closing Time a properly completed and executed United States Treasury Department Form W/9 (or other applicable form or statement specified by Treasury Department regulations).

               If any of the conditions specified in this Section 5 shall not have been fulfilled when and as required by this Agreement to be fulfilled, this Agreement may be terminated by you on notice to the Company and the Selling Securityholders at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party, except as provided in Section 4 herein. Notwithstanding any such termination, the provisions of Section 7 and 8 herein shall remain in effect.

               Section 6.  Conditions to Purchase of U.S. Option Shares.  In the
                           --------------------------------------------
event that the U.S. Underwriters exercise their option granted in Section 2 to purchase all or any of the U.S. Option Shares and the Date of Delivery determined by you pursuant to Section 2 is later than the Closing Time, the obligations of the several U.S. Underwriters to purchase and pay for the U.S. Option Shares that they shall have respectively agreed to purchase pursuant to this Agreement are subject to the accuracy of the representations and warranties of the Company, and the Selling Securityholders that are selling Option Shares herein contained, to the performance of the Company, and the Selling Securityholders that are selling Option Shares of their respective obligations in all material respects hereunder and to the following further conditions:

               (a) The Registration Statement shall remain effective at the Date of Delivery, and at the Date of Delivery no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or, to your knowledge or the knowledge of the Company or the Selling Securityholders that are selling Option Shares, shall have been threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Fried, Frank, Harris, Shriver & Jacobson as counsel for the U.S. Underwriters.

               (b) At the Date of Delivery, the provisions of Section 5(f) shall have been complied with at and as of the Date of Delivery and, at the Date of Delivery, you shall have received a certificate of the President or a Vice President and chief financial officer or chief accounting officer of the Company with respect to the provisions of Section 5(f), dated as of the Date of Delivery, to such effect.

               (c) At the Date of Delivery, the provisions of Section 5(g) shall have been complied with at and as of the Date of Delivery.

               (d) At the Date of Delivery, you shall have received the favorable opinions of M. Brian Moroze, general counsel for the Company, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, counsel for the Company and counsel for each of the Selling Securityholders that are selling Option Shares together with reproduced copies of such opinion for each of the other U.S. Underwriters in form and substance satisfactory to Fried, Frank, Harris, Shriver & Jacobson as counsel for the Underwriters, dated as of the Date of Delivery, relating to the Option Shares and otherwise to the same effect as the opinions required by Sections 5(b), (c) and (d)(i).

               (e) At the Date of Delivery, you shall have received the favorable opinion of Fried, Frank, Harris, Shriver & Jacobson, counsel for the U.S. Underwriters, dated as of the Date of Delivery, relating to the U.S. Option Shares and otherwise to the same effect as the opinion required by Section 5(e).

               (f) At the Date of Delivery, you shall have received a letter from Coopers & Lybrand L.L.P. in form and substance satisfactory to you and dated as of the Date of Delivery, to the effect that they reaffirm the statements made in the letter furnished pursuant to Section 5(i), except that the specified date referred to shall be a date not more than five days prior to the Date of Delivery.

               (g) At the Date of Delivery, Fried, Frank, Harris, Shriver & Jacobson as counsel for the U.S. Underwriters shall have been furnished with all such documents, certificates and opinions as they may reasonably request for the purpose of enabling them to pass upon the sale of the Option Shares as contemplated in this Agreement and the matters referred to in Section 6(e) and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company and the Selling Securityholders that are selling Option Shares, the performance of any of the covenants of the Company and the Selling Securityholders that are selling Option Shares, or the fulfillment of any of the conditions herein contained; and all actions taken by the Company and the Selling Securityholders that are selling Option Shares at or prior to the Date of Delivery in connection with the authorization, issuance and sale of the Option Shares as contemplated in this Agreement shall be reasonably satisfactory in form and substance to you and to Fried, Frank, Harris, Shriver & Jacobson as counsel for the U.S. Underwriters.

               Section 7.  Indemnification.  (a)  The Company agrees to
                           ---------------
indemnify and hold harmless each U.S. Underwriter and each person, if any, who controls any U.S. Underwriter within the meaning of Section 15 of the 1933 Act to the extent and in the manner set forth in clauses (i), (ii) and (iii) below. In addition, subject to subsection (d) of this Section, each Selling Securityholder, severally and not jointly (in the proportion that the number of U.S. Shares being sold by such Selling Securityholder bears to the total number of U.S. Shares), agrees to indemnify and hold harmless each U.S. Underwriter and each person, if any, who controls any U.S. Underwriter within the meaning of Section 15 of the 1933 Act as follows:

                    (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of an untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                    (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                    (iii) against any and all expense whatsoever, as incurred (including, subject to the last sentence of Section 7(c), fees and disbursements of counsel chosen by you), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that (i) this indemnity does not apply to any loss,
- --------  -------
liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by any U.S. Underwriter expressly for use in the Registration Statement (or any amendment thereto), (ii) such indemnity with respect to any preliminary prospectus shall not inure to the benefit of any U.S. Underwriter (or any persons controlling such U.S. Underwriter) from whom the person asserting such loss, claim, damage or liability purchased the Offered Shares which are the subject thereof if such person did not receive a copy of the U.S. Prospectus (or the U.S. Prospectus as amended or supplemented) at or prior to the confirmation of the sale of such Offered Shares to such person in any case where such delivery is required by the 1933 Act and the untrue statement or omission or alleged untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the U.S. Prospectus (or the U.S. Prospectus as amended or supplemented), (iii) with respect to the indemnity by each Selling Securityholder, the indemnity shall, in each case, apply only to the extent that any untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished by such Selling Securityholder to the Company or the Underwriters expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or such preliminary prospectus or the Prospectuses (or any amendment or supplement thereto) or (iv) with respect to the indemnity by the Company, this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto) in reliance upon an in conformity with written information furnished to the Company by any Selling Shareholder for use in the Registration Statement or any amendment thereto.

               (b) Each U.S. Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement and, each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act and each Selling Securityholder against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 7(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished to the Company by such U.S. Underwriter expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or such preliminary prospectus or the Prospectuses (or any amendment or supplement thereto).

               (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. Any indemnifying party may participate at its own expense in the defense of such action. If it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and approved by the indemnified parties defendant in such action, unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them which are different from or in addition to those available to such indemnifying party. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdictions arising out of the same general allegations or circumstances.

               (d) No Selling Securityholder shall be responsible for the payment of an amount, pursuant to this Section 7, which exceeds the net proceeds received by the Selling Securityholder from the sale of the Offered Shares by such Selling Securityholder hereunder and under the International Purchase Agreement.

               Section 8.  Contribution.  In order to provide for just and
                           ------------
equitable contribution in circumstances under which the indemnity provided for in Section 7 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, then each party hereto (if and to the extent such party would have had indemnification obligations under Section 7 but for the initial clause of this Section 8) shall severally contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity incurred by the Company, the Selling Securityholders and one or more of the U.S. Underwriters, as incurred, (a) in such proportion as is appropriate to reflect not only the relative benefits received by the Underwriters on the one hand and the Selling Securityholders and the Company on the other hand but also the relative fault of the Underwriters on the one hand and the Selling Securityholders and the Company on the other hand or (b) if the allocation provided by clause (a) is not permitted by applicable law, in such proportion as is appropriate to reflect the relative benefits received by the Underwriters on the one hand and the Selling Securityholders and the Company on the other hand; provided, that the parties agree that for
                               --------
purposes of the foregoing (a) the relative benefits received by the Underwriters on the one hand and the Company and the Selling Securityholders on the other shall be deemed to be in the same proportion as the underwriting discount appearing on the cover page of the Prospectuses bears to the initial public offering price appearing thereof; provided, further, that no person guilty of
                                  --------  -------
fraudulent misrepresentation (within the meaning of

Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
Section 8, each person, if any, who controls a U.S. Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the U.S. Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, each Selling Securityholder and each director, officer or employee thereof and each person, if any, who controls the Company or any Selling Securityholder within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company and the Selling Securityholders. Notwithstanding the provisions of this Section 8, no Selling Securityholder shall be required to contribute any amount under this
Section 8 in excess of the amount by which the net proceeds received by such Selling Securityholder in connection herewith exceed the aggregate amount such Selling Securityholder has otherwise paid pursuant to Section 7(a).

               Section 9.  Representations, Warranties and Agreements to Survive
                           -----------------------------------------------------
Delivery.  The representations, warranties, indemnities, agreements and other
- --------
statements of the Company, its officers and the Selling Securityholders set forth in or made pursuant to this Agreement will remain operative and in full force and effect regardless of any investigation made by or on behalf of the Company, the Selling Securityholders or any U.S. Underwriter or controlling person and will survive delivery of and payment for the Offered Shares.

               Section 10.  Termination of Agreement.  (a)  You may terminate
                            ------------------------
this Agreement, by notice to the Company and the Selling Securityholders, at any time at or prior to the Closing Time (i) if there has been, since the date as of which information is given in the Prospectuses, any material adverse change, in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, (ii) a downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act, or any such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities; (iii) if there has occurred any material adverse change in the financial markets in the United States or any outbreak or escalation of hostilities or other calamity or crisis the effect of which in each case is such as to make it, in your judgment, impracticable to market the U.S. Offered Shares or enforce contracts for the sale of the U.S. Offered Shares, (iv) if trading in any securities of the Company has been suspended by the Commission or if trading generally on the New York Stock Exchange or in the over-the-counter market has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of such exchanges or by order of the Commission, the National Association of Securities

Dealers, Inc. or any other governmental authority, or (v) if a banking moratorium has been declared by either federal or New York authorities. As used in this Section 10(a), the term "Prospectuses" means the Prospectuses in the form first used to confirm sales of the Offered Shares.

               (b) If this Agreement is terminated pursuant to this Section 10, such termination shall be without liability of any party to any other party, except to the extent provided in Section 4 hereof. Notwithstanding any such termination, the provisions of Sections 7 and 8 shall remain in effect.

               (c) This Agreement may also terminate pursuant to the provisions of Section 2 and Section 5, with the effect stated in such Section.

               Section 11.  Default by One or More of the U.S. Underwriters.  If
                            -----------------------------------------------
one or more of the U.S. Underwriters shall fail at the Closing Time to purchase the U.S. Securities that it or they are obligated to purchase pursuant to this Agreement (the "Defaulted U.S. Securities"), you shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting U.S. Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted U.S. Securities in such amounts as may be agreed upon and upon the terms set forth in this Agreement; if, however, you have not completed such arrangements within such 24-hour period, then:

               (a) if the aggregate principal amount of Defaulted U.S. Securities does not exceed 10% of the total number of U.S. Securities to be purchased pursuant to this Agreement, the non-defaulting U.S. Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective U.S. Securities underwriting obligation proportions bear to the underwriting obligation proportions of all non-defaulting U.S. Underwriters, or

               (b) if the aggregate principal amount of Defaulted U.S. Securities exceeds 10% of the U.S. Securities, this Agreement shall terminate without liability on the part of any non-defaulting U.S. Underwriter.

               No action taken pursuant to this Section 11 shall relieve any defaulting U.S. Underwriter from liability in respect of its default.

               In the event of any such default that does not result in a termination of this Agreement, either you or the Company or the Selling Securityholders shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectuses or in any other documents or arrangements. As used herein, the term "U.S. Underwriter" includes any person substituted for a U.S. Underwriter under this Section 11.

               Section 12.  Default by Certain of the Selling Securityholders.
                            -------------------------------------------------
If either C&D Fund IV or JLL shall fail at the Closing Time to sell and deliver the number of Purchased Securities that it is obligated to sell, then the U.S. Representatives may, at their option, by notice to the Company and the non-defaulting Selling Securityholders, either (a) terminate this Agreement without any liability on the part of any non-defaulting party except to the extent provided in Section 4 and except that the provisions of Sections 7 and 8 shall remain in effect or (b) elect to purchase the Purchased Securities which the non-defaulting party has agreed to sell hereunder. No action taken pursuant to this Section shall relieve such Selling Securityholder from liability, if any, in respect of such default.

               Section 13.  Notices.  All notices and other communications under
                            -------
this Agreement shall be in writing and shall be deemed to have been duly given if delivered, mailed or transmitted by any standard form of telecommunication. Notices to you shall be directed to you, c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated at Merrill Lynch World Headquarters, North Tower, World Financial Center, New York, New York 10261, attention of Wood Steinberg, Esq. with a copy to Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, NY 10004-1980, attention of Valerie Ford Jacob, Esq.; and notices to the Company shall be directed to the Company at One Tyco Park, Exeter, New Hampshire 03833, attention of M. Brian Moroze, Esq. with a copy to Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, NY 10022, attention of Howard A. Sobel, Esq. and notices to the Selling Securityholders shall be directed to the addresses set forth on Schedule A hereto.

               Section 14.  Parties.  This Agreement is made solely for the
                            -------
benefit of the several U.S. Underwriters, the Selling Securityholders, the Company, and, to the extent expressed, any person controlling the Company, or any of the U.S. Underwriters, and the directors of the Company, the officers of the Company who have signed the Registration Statement, and the executors, administrators, successors and assigns of such persons and, no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, as such purchaser, from any of the several U.S. Underwriters of the U.S. Shares. All of the obligations of the U.S. Underwriters hereunder are several and not joint.

               SECTION 15.  GOVERNING LAW AND TIME.  THIS AGREEMENT SHALL BE
                            ----------------------
GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF THE DAY REFER TO NEW YORK CITY TIME.

               Section 16.  Jurisdiction.  Each of the undersigned hereby
                            ------------
irrevocably submits in any suit, action or proceeding arising out of or in relation to this Agreement, or any of the transactions contemplated hereby, to the jurisdiction and venue of any federal or state court in the Borough of Manhattan, City of New York, State of New York.

               Section 17.  Counterparts.  This Agreement may be executed in one
                            ------------
or more counterparts and, when a counterpart has been executed by each party, all such counterparts taken together shall constitute one and the same agreement.
               If the foregoing is in accordance with your understanding of our agreement, please sign and return a counterpart hereof, whereupon this instrument will become a binding agreement among the Company, each of the Selling Securityholders and the several U.S. Underwriters in accordance with its terms.


                                             Very truly yours,


                                             TYCO INTERNATIONAL LTD.

                                             By
                                                ------------------------------
                                                Name:
                                                Title:

                                              THE SELLING SECURITYHOLDERS LISTED
                                              IN SCHEDULE A HERETO (OTHER THAN
                                              JOSEPH LITTLEJOHN & LEVY FUND,
                                              L.P. AND THE CLAYTON & DUBILIER
                                              PRIVATE EQUITY FUND IV LIMITED
                                              PARTNERSHIP)

                                              By
                                                 ------------------------------
                                                 Name:
                                                 Title:
                                                 [Attorney-in-Fact acting on
                                                 behalf of the Selling
                                                 Securityholders]

                                              JOSEPH LITTLEJOHN & LEVY FUND,
                                              L.P.

                                              By JLL ASSOCIATES L.P., its
                                              general partner

                                              By
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                              THE CLAYTON & DUBILIER PRIVATE
                                              EQUITY FUND IV LIMITED PARTNERSHIP

                                              By
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                              CLAYTON & DUBILIER ASSOCIATES III
                                              LIMITED PARTNERSHIP

                                              By
                                                 -------------------------------
                                                 Name:
                                                 Title:

Confirmed and accepted as of
  the date first above written:


MERRILL LYNCH, PIERCE, FENNER & SMITH
                 INCORPORATED

GOLDMAN, SACHS & CO.
DONALDSON LUFKIN & JENRETTE
    SECURITIES CORPORATION
LEHMAN BROTHERS INC.

          By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
                    INCORPORATED

                By
                  ---------------------------
                  Name:
                  Title:

For themselves and as U.S. Representatives of the
- -------------------------------------------------
other U.S. Underwriters named in Schedule B.
- -------------------------------------------

                                                                       Exhibit A

                             TYCO INTERNATIONAL LTD.
                          (a Massachusetts corporation)

                                  Offering of

                        __________ Shares of Common Stock

                       U.S. PRICE DETERMINATION AGREEMENT
                       ----------------------------------


                                                      ____________________, 1995


MERRILL LYNCH, PIERCE, FENNER & SMITH
                      INCORPORATED
GOLDMAN, SACHS & CO.
DONALDSON, LUFKIN & JENRETTE
       SECURITIES CORPORATION
LEHMAN BROTHERS INC.
    As Representatives of the several U.S. Underwriters
c/o Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, New York  10261-1201

Ladies and Gentlemen:
               Reference is made to the U.S. Purchase Agreement dated as of _________, 1995 (the "U.S. Purchase Agreement") among Tyco International Ltd., a Massachusetts corporation (the "Company"), the Selling Securityholders listed in Schedule A thereto and hereto (the "Selling Securityholders") and the several U.S. Underwriters named in Schedule B thereto and hereto (the "U.S. Underwriters"), for whom Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette Securities Corporation and Lehman Brothers Inc. are acting as representatives (the "U.S. Representatives"). All terms not otherwise defined in this U.S. Price Determination Agreement shall have the meanings set forth in the U.S. Purchase Agreement. The U.S. Purchase Agreement provides for the purchase by the U.S. Underwriters from the Selling Securityholders, subject to the terms and conditions set forth therein, of an aggregate of _______________ Initial U.S. Shares, _____ U.S.

A Warrants, ____ U.S. B Warrants and ________ Reallocation Rights. This Agreement is the U.S. Price Determination Agreement referred to in the U.S. Purchase Agreement.

               Pursuant to Section 2 of the U.S. Purchase Agreement, the undersigned agree with the U.S. Underwriters as follows:

               1. The initial public offering price per share for the Initial U.S. Shares shall be $_____.

               2. The purchase price per share for the U.S. Purchased Shares to be paid by the several U.S. Underwriters shall be $_____, representing an amount equal to the initial public offering price set forth above, less $_____ per share.

               3. The purchase price per U.S. A Warrant to be paid by the several U. S. Underwriters shall be equal to the number obtained by multiplying (i) the number of shares of Common Stock issuable upon exercise of such U.S. A Warrant by (ii) $_____ (representing an amount equal to the initial public offering price set forth above), less $____ per share (representing the Underwriters' per share underwriting discount), less $11.94 (the exercise price per share of Common Stock issuable upon exercise of the U.S. A Warrants).

               4. The purchase price per U.S. B Warrant to be paid by the several U.S. Underwriters shall be equal to the number obtained by multiplying (i) the number of shares of Common Stock issuable upon exercise of such U.S. B Warrant by (ii) $____ (representing an amount equal to the initial public offering price set forth above), less $__ per share (representing the Underwriters' per share underwriting discount), less $16.92 per share (the exercise price per share of Common Stock issuable upon exercise of the U.S. B Warrant).

               5. The purchase price per U.S. Reallocation Right to be paid by the several U.S. Underwriters shall be equal to the number obtained by multiplying (i) the number of shares of Common Stock acquired upon exercise of such U.S. Reallocation Right by (ii) $___ (representing an amount equal to the initial public offering price set forth above), less $_____ per share (representing the Underwriters' per share underwriting discount), less $11.94 per share (the exercise price per share of Common Stock acquirable upon exercise of the Reallocation Rights).

          The Company represents and warrants to each of the U.S. Underwriters that the representations and warranties of the Company set forth in Section 1(a) of the U.S. Purchase Agreement are accurate as though expressly made at and as of the date hereof.

          Each of the Selling Securityholders represents and warrants to each of the U.S. Underwriters that the representations and warranties of such Selling Securityholder set forth in Section 1(b) of the U.S. Purchase Agreement is accurate as though expressly made at and as of the date hereof.

          As contemplated by Section 2 of the U.S. Purchase Agreement, attached as Schedule A is a list of each of the Selling Securityholders and attached as Schedule B is a complete list of the several U.S. Underwriters, which shall be a part of this Agreement and the U.S. Purchase Agreement.

          THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Selling Securityholders a counterpart hereof, whereupon this instrument along with all counterparts and together with the U.S. Purchase Agreement shall be a binding agreement among the U.S. Underwriters, the Company and the Selling Securityholders in accordance with its terms and the terms of the U.S. Purchase Agreement.


                                     Very truly yours,

                                     TYCO INTERNATIONAL LTD.

                                     By
                                        --------------------------------
                                        Name:
                                        Title:

                                         THE SELLING SECURITYHOLDERS LISTED IN
                                         SCHEDULE A HERETO (OTHER THAN JOSEPH
                                         LITTLEJOHN & LEVY FUND, L.P. AND THE
                                         CLAYTON & DUBILIER PRIVATE EQUITY
                                         FUND IV LIMITED PARTNERSHIP)


                                         By
                                           -----------------------------------
                                         Name:
                                         Title:  As Attorney-in-Fact acting on
                                         behalf of the Selling Securityholders


                                         JOSEPH LITTLEJOHN & LEVY FUND, L.P.

                                         By JLL ASSOCIATES L.P., its general
                                         partner


                                         By
                                            --------------------------------
                                            Name:
                                            Title:

                                         THE CLAYTON & DUBILIER PRIVATE EQUITY
                                         FUND IV  LIMITED PARTNERSHIP

                                         By
                                            ----------------------------------
                                            Name:
                                            Title:

                                         CLAYTON & DUBILIER ASSOCIATES III
                                         LIMITED PARTNERSHIP

                                         By
                                            -------------------------------
                                            Name:
                                            Title:

Confirmed and accepted as of
  the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
                  INCORPORATED
GOLDMAN, SACHS & CO.
DONALDSON, LUFKIN & JENRETTE
      SECURITIES CORPORATION
LEHMAN BROTHERS INC.


     By:   MERRILL LYNCH, PIERCE, FENNER & SMITH
                       INCORPORATED

     By
       -------------------------------------------
         Name:
         Title:
For themselves and as U.S. Representatives of the other
- --------------------------------------------------------
U.S. Underwriters named in Schedule                     attached hereto.
- ------------------------------------------------------------------------

                              SCHEDULE A




                                 Total
                               Number of            Total
                             International        Number of
    Selling                   Share to be      A Warrants to be
Securityholder      Address       Sold               Sold
- --------------      -------       ----               ----


  Total
        --------   --------    ----------       --------------




   Total Number of                             Total Number of
   Shares Issuable         Total Number of     Shares Issuable
   Upon Exercise of       B Warrants to be     Upon Exercise of
      A Warrants                Sold              B Warrants
      ----------                ----              ----------

  Total
        ----------         ---------------     ---------------



                           Total Number of
                          Shares Acquirable      Total Number
   Total Number of        Upon Exercise of     of International
     Reallocation         Such Reallocation     Option Shares
  Rights to be sold            Rights             To be sold
  -----------------            ------             ----------

  Total
        -----------        ---------------      --------------

                              SCHEDULE B



                        Number of              Total             Total Number of
                      International          Number of           Shares Issuable
                       Shares to be        A Warrants to        Upon Exercise of
   Managers             Purchased          be Purchased            A Warrants
   --------             ---------          ------------            ----------

    Merrill Lynch
    International
    Limited

    Goldman, Sachs
    International

    Donaldson, Lufkin
    & Jenrette Securities
    Corporation

    Lehman Brothers
    International
    (Europe)

  Total
                        ---------          ------------            ----------




                                             Total Number of     Total Number of
                        Total Number of      Shares Issuable      Reallocation
                       B Warrants to be     Upon Exercise of      Rights to be
                           Purchased           B Warrants           Purchased
                           ---------           ----------           ---------

    Merrill Lynch
    International
    Limited

    Goldman, Sachs
    International

    Donaldson, Lufkin
    & Jenrette Securities
    Corporation

    Lehman Brothers
    International
    (Europe)

  Total
                           ---------           ----------           ---------





                                                   Total Number of
                                                    International
                                                    Option Shares
                         Total Number of           to be Purchased
                        Shares Acquirable           Upon Exercise
                         Upon Exercise of             of Over-
                        Such Reallocation             allotment
                              Rights                   Option
                              ------                   ------


    Merrill Lynch
    International
    Limited

    Goldman, Sachs
    International

    Donaldson, Lufkin
    & Jenrette Securities
    Corporation

    Lehman Brothers
    International
    (Europe)

  Total
                         ---------------          ---------------

                               SCHEDULE C


Subsidiaries
- ------------